UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2013

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

                                         N/A

(Former name or former address if changed since last report.)

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

                                         N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” of this Current Report on Form 8-K with respect to the entry into a Tax Benefit Preservation Plan is incorporated into this Item 1.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On February 13, 2013, in connection with the execution of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 13, 2013, among AMR Corporation (“AMR”), AMR Merger Sub, Inc. and US Airways Group, Inc. (the “Company”), the Board of Directors (the “Board”) of the Company adopted a Tax Benefit Preservation Plan between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (as amended from time to time, the “Tax Plan”).

The Tax Plan is designed to help preserve the value of certain deferred tax benefits, including those generated by net operating losses and certain other tax attributes (collectively, the “Tax Benefits”), of the Company and of the combined enterprise (the “Combined Enterprise”) to be created upon the consummation of the transaction contemplated by the Merger Agreement. The Tax Plan is designed to reduce the likelihood that changes in the Company’s investor base would limit the future use of the Tax Benefits by the Company or the Combined Enterprise, which would significantly impair the value of the benefits to all stockholders. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.

The Tax Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), or any existing 4.9% or greater beneficial owner from increasing its percentage of stock ownership, in each case, without the approval of the Board. This would protect the Tax Benefits because changes in beneficial ownership by a person owning less than 4.9% of the Company’s stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended from time to time(the “Code”). The Board has established procedures to consider requests to exempt certain acquisitions of the Company’s securities from the Tax Plan if the Board determines that doing so would not limit or impair the availability of the Tax Benefits of the Company and the Combined Enterprise or is otherwise in the best interests of the Company. For these purposes, a person’s beneficial ownership is determined in accordance with Section 382 of the Code, subject to certain adjustments as set forth in the Tax Plan.

The Tax Plan specifying the terms of the Rights (as defined below) is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference. The following summary provides only a general description of the Tax Plan and is qualified in its entirety by reference to such exhibit.

Dividend of Common Stock Purchase Rights

In connection with its adoption of the Tax Plan, the Board declared a dividend of one common stock purchase right (individually, a “Right” and collectively, the “Rights”) for each share of Common Stock of the Company outstanding at the close of business on February 27, 2013 (the “Record Date”). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of the Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one tenth of a share of Common Stock at a price of $3.00 per one tenth of a share of Common Stock (equivalent to $30.00 per whole share of Common Stock), subject to adjustment (the “Purchase Price”).

Transfer, “Flip In” and Exercise of the Rights

The Rights detach from the Common Stock and become exercisable at the close of business on the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the Common Stock (each such person, an “Acquiring Person”), or such earlier date that a majority of the Board becomes aware of the existence of an Acquiring Person (the “Distribution Date”). The Board may postpone the Distribution Date under certain circumstances.

The Tax Plan provides that any person who beneficially owned shares of Common Stock equal to or exceeding 4.9% of the outstanding Common Stock immediately prior to the first public announcement of the adoption of the Tax Plan (each, an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan unless the Existing Holder becomes the beneficial owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, pursuant to a split or subdivision of the outstanding Common Stock, pursuant to any unilateral grant of any Common Stock by the Company). However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, the Existing Holder does not beneficially own shares of Common Stock equal to or exceeding 4.9% of the Common Stock outstanding, the Existing Holder shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan.

The Rights will be transferred only with the Common Stock until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights). After the Distribution Date, separate rights certificates will be issued evidencing the Rights and become separately transferable apart from the Common Stock.

Unless redeemed or exchanged earlier by the Company or terminated, the rights will expire upon the earliest to occur of (i) the close of business on February 13, 2014, (ii) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that the Tax Plan is no longer necessary or desirable for the preservation of the Tax Benefits, (iii) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company or any successor or the Combined Enterprise could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company or any successor or the Combined Enterprise in any particular time period, for applicable tax purposes, (iv) the time at which the Merger Agreement is terminated, or (v) immediately prior to the consummation of the transactions contemplated by the Merger Agreement.

Adjustments to Purchase Price for Exercise of Rights

The Purchase Price payable, and the number of one tenths of a share of Common Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for or purchase Common Stock or convertible securities at less than the then current market price of the Common Stock or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend out of earnings or retained earnings of the Company) or of subscription rights or warrants (other than those referred to above).

Merger, Exchange or Redemption of the Rights

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person and shares of the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise and payment of ten times the then-current Purchase Price that number of whole shares of Common Stock having a market value of twenty times the then-current Purchase Price of one Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof and payment of ten times the then-current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of twenty times the then-current Purchase Price of one Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Stock, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become null and void), in whole or in part, for shares of Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment, or a lesser ratio determined by the Board, if the Company does not have sufficient authorized and unreserved shares of Common Stock).

The Rights may be redeemed in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”) by the Board at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Amendment of Tax Benefit Preservation Plan

Any of the provisions of the Plan may be amended by the Board, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or any affiliate or associate of an Acquiring Person).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Tax Benefit Preservation Plan, dated as of February 13, 2013, between US Airways Group, Inc. and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B.

Additional Information and Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between AMR Corporation (“AMR”) and US Airways Group, Inc. (“US Airways”) will be submitted to the stockholders of US Airways for their consideration. AMR expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a prospectus of AMR and a proxy statement of US Airways, and US Airways expects to file with the SEC a definitive proxy statement on Schedule 14A. AMR and US Airways also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF US AIRWAYS ARE URGED TO READ THE PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement, prospectus and other documents containing important information about AMR and US Airways, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by US Airways, when and if available, can be obtained free of charge on US Airways’ website at www.usairways.com or by directing a written request to US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Vice President, Legal Affairs. Copies of the documents filed with the SEC by AMR, when and if available, can be obtained free of charge on AMR’s website at www.aa.com or by directing a written request to AMR Corporation, P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, Texas 75261-9616, Attention: Investor Relations or by emailing investor.relations@aa.com.

US Airways, AMR and certain of their respective directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of US Airways in connection with the proposed transaction. Information about the directors and executive officers of US Airways is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 27, 2012.

Information about the directors and executive officers of AMR is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 15, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the prospectus and proxy statement and other relevant materials when and if filed with the SEC in connection with the proposed transaction.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on AMR’s and US Airways’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: failure of a proposed transaction to be implemented; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of US Airways and AMR generally, including those set forth in the filings of US Airways and AMR with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement, proxy statement and prospectus. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither AMR nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS GROUP, INC.

Date: February 14, 2013	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate and Government Affairs

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US AIRWAYS, INC.

Date: February 14, 2013	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate and Government Affairs

EXHIBIT INDEX

Exhibit No.	Description

4.1	Tax Benefit Preservation Plan, dated as of February 13, 2013, between US Airways Group, Inc. and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B.